AMENDMENT NO. 24 TO
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
OF AMERICAN CENTURY INVESTMENT TRUST

    THIS AMENDMENT NO. 24 TO AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is hereby adopted as of the 22nd day of March, 2022, by the undersigned Trustees.

WHEREAS, the Board of Trustees of American Century Investment Trust (the “Trust”) have determined that it is in the best interests of the Trust to add a new G Class for each of the series of shares titled Diversified Bond Fund and High Income Fund (“New G Classes of Shares”); and

    WHEREAS, pursuant to Article VIII, Section 8 of the Declaration of Trust, the Trustees wish to amend the Declaration of Trust to reflect the establishment of the New G Classes of Shares.

    NOW, THEREFORE, BE IT RESOLVED, that the establishment of the New G Classes of Shares is hereby approved, effective as of the 19th day of May, 2022; and

FURTHER RESOLVED, that Schedule A of the Amended and Restated Agreement and Declaration of Trust for the Trust is hereby amended to reflect the establishment of the New G Classes of Shares for each of the series of shares titled Diversified Bond Fund and High Income Fund by deleting the text thereof in its entirety and inserting in lieu therefore the Schedule A attached hereto.

This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the Trustees do hereto set their hands as of the date first referenced above.

Trustees of the American Century Investment Trust

/s/ Tanya S. Beder                    /s/ Jeremy I. Bulow
Tanya S. Beder                    Jeremy I. Bulow

/s/ Jennifer Cabalquinto                /s/ Anne Casscells
Jennifer Cabalquinto                    Anne Casscells

/s/ Jonathan D. Levin                    /s/ Peter F. Pervere
Jonathan D. Levin                    Peter F. Pervere

/s/ John B. Shoven                    /s/ Jonathan S. Thomas
John B. Shoven                    Jonathan S. Thomas

SCHEDULE A

American Century Investment Trust

Pursuant to Article III, Section 6, the Trustees hereby establish and designate the following Series as Series of the Trust (and the Classes thereof) with the relative rights and preferences as described in Section 6:

Series                         Class        Date of Establishment
Prime Money Market Fund                Investor Class        06/13/1993
                            A Class            06/01/1998
                            C Class            05/01/2001

Diversified Bond Fund                    Investor Class        08/01/2001
                            I Class            08/01/2001*
                            A Class            08/01/2001
                            C Class            05/08/2002
                            R Class            06/30/2005
                            R6 Class        06/28/2013
                            R5 Class        04/10/2017
                            Y Class            04/10/2017
                            G Class            05/19/2022

U.S. Government Money Market Fund            Investor Class        08/01/2001
                            A Class            06/16/2015
                            C Class            06/16/2015
                            G Class            07/28/2017

High-Yield Fund                    Investor Class        05/08/2002
                            R5 Class        06/14/2004**
                            A Class            05/08/2002
                            C Class            05/08/2002
                            R Class            06/30/2005
                            R6 Class        06/28/2013
                            I Class            04/10/2017
                            Y Class            04/10/2017

Short Duration Inflation Protection Bond Fund        Investor Class        05/01/2005
                            R5 Class        05/01/2005**
                            A Class            05/01/2005
                            C Class            05/01/2005
                            R Class            05/01/2005
                            R6 Class        06/28/2013
                            I Class            04/10/2017
                            Y Class            04/10/2017
                            G Class            07/28/2017

NT Diversified Bond Fund                G Class            05/01/2006***

Core Plus Fund                        Investor Class        11/29/2006
                            R5 Class        11/29/2006**
                            A Class            11/29/2006
                            C Class            11/29/2006
                            R Class            11/29/2006
                            I Class            04/10/2017
                            G Class            08/01/2020

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Short Duration Fund                    Investor Class        11/29/2006
                            R5 Class        11/29/2006**
                            A Class            11/29/2006
                            C Class            11/29/2006
                            R Class            11/29/2006
                            I Class            04/10/2017
                            R6 Class        07/28/2017
                            G Class            11/03/2020

Strategic Income Fund                    Investor Class        03/11/2014
                            R5 Class        03/11/2014**
                            A Class            03/11/2014
                            C Class            03/11/2014
                            R Class            03/11/2014
                            R6 Class        03/11/2014
                            I Class            04/10/2017
                            Y Class            04/10/2017

Short Duration Strategic Income Fund            Investor Class        03/11/2014
                            R5 Class        03/11/2014**
                            A Class            03/11/2014
                            C Class            03/11/2014
                            R Class            03/11/2014
                            R6 Class        03/11/2014
                            I Class            04/10/2017
                            Y Class            04/10/2017

NT High Income Fund                    Investor Class        05/19/2017
                            G Class            05/19/2017***

High Income Fund                    Investor Class        08/02/2017
                            R5 Class        08/02/2017
                            A Class            08/02/2017
                            R6 Class        08/02/2017
                            I Class            08/02/2017
                            Y Class            08/02/2017
                            G Class            05/19/2022

This Schedule A shall supersede any previously adopted Schedule A to the Declaration of Trust.

*    Formerly Institutional Class; name changed to I Class on 4/10/2017.
**    Formerly Institutional Class; name changed to R5 Class on 4/10/2017.
***    Formerly Institutional Class; name changed to G Class on 7/31/2017.

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